United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

R.R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 9, 2007, the merger of Soda Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of R.R. Donnelley & Sons Company (“R.R. Donnelley”), with and into Banta Corporation (“Banta”) (the “Merger”) was consummated in accordance with the Agreement and Plan of Merger, dated as of October 31, 2006, among Banta, R.R. Donnelley and Merger Sub (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of Banta common stock, par value $0.10 per share (“Banta Common Shares”), was converted into the right to receive an amount in cash equal to $36.50 per Banta Common Share. The aggregate value of the consideration paid to former holders of Banta Common Shares in connection with the Merger was approximately $1.3 billion. Upon the closing of the Merger, Banta became a wholly owned subsidiary of R.R. Donnelley and the Banta Common Shares, which traded under the symbol “BN”, have ceased trading on, and are being delisted from, the New York Stock Exchange.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

Item 8.01	Other Events.

On January 9, 2007, R.R. Donnelley issued a press release announcing that it had completed its acquisition of Banta Corporation.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated as of October 31, 2006 (incorporated by reference to Exhibit 2.1 to R.R. Donnelley & Sons Company’s Current Report filed on Form 8-K filed on November 1, 2006)

Exhibit 99.1	Press Release issued by R.R. Donnelley & Sons Company on January 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY
Date: January 16, 2007
	By:	/s/ SUZANNE S. BETTMAN
Suzanne S. Bettman
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated as of October 31, 2006 (incorporated by reference to Exhibit 2.1 to R.R. Donnelley & Sons Company’s Current Report filed on Form 8-K filed on November 1, 2006)

99.1	Press Release issued by R.R. Donnelley & Sons Company on January 9, 2007